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                                                                   EXHIBIT 10.15




                               February 28, 1997





Sunrise Television Partners, L.P. (the "Partnership")
Sunrise Television Corp.
STC Broadcasting, Inc. ("STC")
200 Crescent Court, Suite 1600
Dallas, Texas  75202

                 Re: Smith Acquisition Company, a Delaware corporation
                     (the "Company")

Gentlemen:

                 This letter will confirm that at such time, if ever, as the 990 shares of Convertible Nonvoting Stock issued by the Company to STC Broadcasting, Inc. ("STC") are converted, in accordance with the applicable provisions of the Company's Articles, into 990 shares of Voting Stock of the Company, the undersigned shall cooperate fully to cause (i) the 10 shares of Voting Stock held by the undersigned in the Company, which shares would then represent only 1% of the total outstanding Voting Stock of the Company to be redeemed or extinguished (through merger with STC), with any amounts received therefor to be netted out of distributions otherwise payable to SBP II, L.P. as a holder of Class A Interests in the Partnership; and (ii) the merger of the Company with and into STC. The undersigned further agrees that it shall not take any action to amend the Articles to affect adversely the Convertible Nonvoting Stock without the consent of the holders of the Convertible Nonvoting Stock.

                 Capitalized terms used herein and not otherwise defined shall have the meaning given to same in the Articles of Incorporation of the Company, as amended by Certificate of Amendment, dated February 25, 1997 (the "Articles").
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                 The undersigned acknowledges that you are relying on this
letter in making your investment in the Company and the addressees of this letter.

                                        Very truly yours,


                                        SMITH BROADCASTING PARTNERS, L.P.

                                        By: Smith Broadcasting Group, Inc.


                                            By: /s/ DAVID A. FITZ
                                                --------------------------------
                                                    David A. Fitz
                                                    Vice President


                                        SBP II, L.P.

                                        By:  Smith Broadcasting Group, Inc.


                                             By: /s/ DAVID A. FITZ
                                                 -------------------------------
                                                     David A. Fitz
                                                     Vice President


                                        SMITH ACQUISITION COMPANY


                                             By: /s/ DAVID A. FITZ
                                                 -------------------------------
                                                     David A. Fitz
                                                     Vice President





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